SIT MUTUAL FUNDS

                                   STOCK FUNDS
                                QUARTERLY REPORT

                        QUARTER ENDED SEPTEMBER 30, 2001


                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                 BALANCED FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                            PAGE

       Chairman's Letter.................................................     3

       Performance Review................................................     4

       FUND REVIEWS

             Balanced Fund...............................................     6

             Large Cap Growth Fund.......................................     8

             Mid Cap Growth Fund.........................................    10

             International Growth Fund...................................    12

             Small Cap Growth Fund.......................................    14

             Science and Technology Growth Fund..........................    16

             Developing Markets Growth Fund..............................    18

                         A LOOK AT THE SIT MUTUAL FUNDS

      Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.1 billion for some of America's largest corporations, foundations and endowments.

      Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

      Sit Mutual Funds offer:
         *  Free telephone exchange
         *  Dollar-cost averaging through an automatic investment plan
         *  Electronic transfer for purchases and redemptions
         *  Free check writing privileges on bond funds
         *  Retirement accounts including IRAs and 401(k) plans



                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

[PHOTO]  SIT MUTUAL FUNDS
         Quarter Ended September 30, 2001
         ---------------------------------------------------------------- [LOGO]
         Chairman's Letter

Dear Fellow Shareholders:

Equity markets continued to struggle during the third quarter of 2001, as the terrorist attacks in the United States further clouded near-term economic conditions. However, we believe that the high degree of monetary and fiscal stimulus, coupled with success on the military front, should result in an improvement in financial market conditions as the outlook improves for the economy in 2002.

ECONOMIC OVERVIEW
The ramifications of the terrorist attacks are in the process of playing out in financial markets, economies, and geopolitical regions around the world. Although the U.S. economy was showing signs of improvement PRIOR to the attacks, it now appears that this external shock may be significant enough to tip the economy into a mild, short-term recession. The attacks clearly had an immediate impact on a number of industries, particularly those linked to consumer spending. We estimate that the negative impact of the attacks in the final three weeks of September subtracted about one percentage point from third quarter GDP, probably causing a modest sequential decline in economic growth for the quarter. We expect the impact of the attacks to linger into early 2002, although the degree is uncertain because it will be directly affected by the success of the action of the U.S. and its allies and whether there will be retaliatory strikes. Consumer confidence will hinge on the military effort and, if things go well, an immediate and strong rebound in the economy is likely given the size of the monetary and fiscal stimulus efforts already enacted to date and likely to be bolstered in the future. Specifically, a $60B additional spending package is being debated to bolster the economy, with Democrats promoting additional spending and President Bush focusing on tax reductions.

Given the lackluster near-term outlook for the U.S. economy, inflation risks appear to be minimal over the balance of the year and into the first part of 2002. We expect Consumer Price Index gains to slow to around a +2% rate from the current level of +2.7%. The tame inflation outlook was one factor supporting the Federal Reserve's actions to aggressively reduce interest rates since the attacks, with 50 basis point reductions in the federal funds rate and the discount rate occurring in both September and October. Along with adding liquidity to the financial markets, these actions by the Federal Reserve were seen as important boosts to investor and consumer confidence.

EQUITY MARKET STRATEGY
Returns for domestic equity indices were negative in the third quarter, as the terrorist attacks dealt another blow to the nation's economy. Although the economic recovery may now be delayed into 2002, it is important to note that the stock market typically bottoms three to six months before the economy troughs. Based on our current economic forecast, this would place the market low sometime in October. In terms of the military effort, the historical experience has been that equity markets have typically performed satisfactorily in the twelve month periods following past "crisis" situations. It bears remembering that the economic, financial, political, cultural, and educational foundations of the country are not broken. The U.S. economy and its citizens will recover from this tragic event.

While investors' preference for more conservative issues has contributed to the underperformance of growth stocks in recent months, particular weakness in the heavily weighted technology sector has also been a major factor. However, it is our view that the technology sector is experiencing a short-run cyclical slowdown and, over the intermediate and longer term, high technology will be the primary force driving modernization of the global economy. The positive long-run prospects for high technology products and services are broad-based. Some specific examples include: a need to increase speed of data processing and communications, an increasing demand for data storage, e-commerce development, supply chain management applications, and growing business and consumer use of the Internet. In light of these secular trends, we remain committed to technology investing, along with other high growth areas of the market.

Similar to our projections for the domestic economy, we believe global economic conditions are likely to improve in the first half of 2002. Recognizing the changed environment and increased risk aversion present in financial markets during this period of uncertainty, we have increased exposure to Europe and decreased the weighting in Asia. Our current modest exposure in Latin America is based on slowing economic growth in the region and the rising risk of debt default in Argentina.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
Quarter Ended September 30, 2001
--------------------------------------------------------------------------------
Performance Summary - Stock Funds

   Global stock markets fell during the third quarter of 2001, with all domestic equity indices that we monitor posting double-digit declines over the period.
   As is typically the case during market corrections, investors' preference for more conservative investments led to relative outperformance of value-oriented (versus growth) and larger capitalization indices (versus small cap). The S&P 500 Index fell -14.7%, while the S&P Midcap Index and the Russell 2000 Index fell -16.6% and -20.8%, respectively. In terms of style indices, value outperformed growth across the capitalization spectrum. The Russell 1000 Growth Index fell -19.4%, while the Russell 1000 Value Index dropped -11.0%. The differential was notable in smaller capitalization indices, as the Russell 2000 Growth Index fell -28.1%, while the Russell 2000 Value Index declined -13.3%.
   In reviewing the sectoral performance for the third quarter, the market's rotation into more defensive equities was quite evident. Within the S&P 500 Index, the only sectors to post positive returns over the period were groups that are relatively immune to economic conditions, including health services, health technology, and consumer non-durables. In contrast, more economically sensitive areas of the market fell 20% or more during the quarter. These groups included consumer durables, consumer services, industrial services, technology services, and electronic technology. The technology-laden NASDAQ OTC Composite was particularly impacted by the weak performance of the technology sector, falling -30.6% during the quarter.
   The short-term uncertainties facing the U.S. financial markets were felt in virtually every international market. One of the broadest indicators of global equity performance, the MSCI World Index, fell -14.4% during the quarter. The MSCI Europe component was the strongest regional component over the period, declining -12.1%. The MSCI Pacific Index fell -18.3% during the quarter.

                                          1989         1990         1991
                                        ----------------------------------------
SIT BALANCED                               --           --           --
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     32.02%       -2.37%       32.72%
--------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                    35.15%       -2.04%       65.50
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)                --           --          4.10(4)
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                    --           --           --
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)       --           --           --
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)           --           --           --
--------------------------------------------------------------------------------
S&P 500 INDEX                            31.61        -3.05        30.46
S&P MIDCAP 400 INDEX                     35.55        -5.12        50.11
MSCI EAFE INDEX(5)                         --           --          0.26
RUSSELL 2000 INDEX(6)                      --           --           --
MSCI EMERGING MARKETS FREE INDEX(7)        --           --           --

                                        NASDAQ
                                        SYMBOL            INCEPTION
                                        ------            ---------
SIT BALANCED                             SIBAX             12/31/93
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     SNIGX             09/02/82
--------------------------------------------------------------------------------
SIT MID CAP GROWTH                       NBNGX             09/02/82
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                 SNGRX             11/01/91
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                     SSMGX             07/01/94
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH        SISTX             12/31/97
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH            SDMGX             07/01/94
--------------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX(5)
RUSSELL 2000 INDEX(6)
MSCI EMERGING MARKETS FREE INDEX(7)


--------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

------------------------------------------------------------------------- [LOGO]

               TOTAL RETURN - CALENDAR YEAR

                                                                                           YTD
   1992     1993     1994      1995      1996      1997      1998      1999      2000      2001
--------------------------------------------------------------------------------------   ----------
   --       --      -0.33%    25.43%    15.80%    21.73%    21.30%    20.15%    -4.80%   -19.78%
---------------------------------------------------------------------------------------------------
   4.94%    3.15%    2.83     31.66     23.05     31.70     30.56     33.41    -13.84    -37.16
---------------------------------------------------------------------------------------------------
  -2.14     8.55    -0.47     33.64     21.87     17.70      6.84     70.65     -4.35    -46.60
---------------------------------------------------------------------------------------------------
   2.69    48.37    -2.99      9.36     10.31      4.81     18.95     50.77    -26.66    -37.32
---------------------------------------------------------------------------------------------------
   --       --      11.57(4)  52.16     14.97      7.63      1.97    108.63      6.25    -38.74
---------------------------------------------------------------------------------------------------
   --       --       --        --        --        --       38.40     85.98     -6.55    -57.95
---------------------------------------------------------------------------------------------------
   --       --      -2.02(4)  -4.29     17.27     -5.20    -24.93     82.50    -30.18    -27.58
---------------------------------------------------------------------------------------------------
   7.64    10.07     1.32     37.58     22.96     33.36     28.58     21.04     -9.11    -20.39
  11.92    13.95    -3.60     30.94     19.19     32.29     19.11     14.72     17.50    -15.76
 -12.17    32.56     7.78     11.21      6.05      1.78     20.00     26.96    -14.17    -26.56
   --       --       4.61     28.45     16.49     22.36     -2.54     21.26     -3.02    -15.36
   --       --       2.80     -6.94      3.92    -13.40    -27.52     63.70    -31.80    -24.68


                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
           TOTAL RETURN                             PERIODS ENDED SEPTEMBER, 2001
    QUARTER        SIX MONTHS                                                              SINCE
 ENDED 9/30/01    ENDED 9/30/01        1 YEAR      3 YEARS      5 YEARS     10 YEARS     INCEPTION
--------------------------------     --------------------------------------------------------------
    -11.12%           -8.92%           -25.95%        1.51%        7.16%        --          9.08%
---------------------------------------------------------------------------------------------------
    -22.42           -18.92            -46.91        -3.99         5.25        9.71%       12.46
---------------------------------------------------------------------------------------------------
    -30.80           -26.08            -58.88         0.84         2.22         8.24       14.60
---------------------------------------------------------------------------------------------------
    -19.64           -22.46            -44.85        -5.97        -2.02         --          4.88
---------------------------------------------------------------------------------------------------
    -25.70           -19.48            -50.80        16.21         7.74         --         15.86
---------------------------------------------------------------------------------------------------
    -35.59           -28.18            -70.93        -2.85         --           --          0.30
---------------------------------------------------------------------------------------------------
    -21.81           -21.98            -39.44         1.00        -8.20         --         -4.39
---------------------------------------------------------------------------------------------------
    -14.68            -9.68            -26.62         2.04        10.22        12.70       15.25
    -16.57            -5.59            -19.00        13.33        13.67        14.45       16.84
    -14.00           -14.90            -28.53        -1.16        -0.14         --          3.82
    -20.79            -9.47            -21.21         5.00         4.54         --          8.91
    -22.14           -19.72            -34.88        -0.46       -12.16         --         -8.50


--------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT BALANCED FUND
         Quarter Ended September 30, 2001
         -----------------------------------------------------------------------
         Peter L. Mitchelson, CFA, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Balanced Fund's third quarter return was -11.1%, primarily reflecting weak equity markets during the third quarter of 2001. The S&P 500 Index return was -14.7%, while the Lehman Aggregate Bond Index increased +4.6%.
   As of September 30, 2001, the asset allocation of the Fund was 49% in equities (down from 56% at the end of June), 45% in fixed-income securities (up from 41%), and 6% in cash and equivalents (up from 3%).
   Stock prices declined in the third quarter reflecting the nation's sluggish economic growth and corporate profit concerns, further exacerbated by the terrorist attacks on September 11th. Although the attacks present some additional uncertainties that may last for months to come, we believe it bears remembering that the economic, financial market, political, social, and educational foundations of the U.S. are far from broken. In fact, in light of the fiscal and economic stimuli that have been applied to the economy in recent months, we believe the potential exists for a strong rebound in economic conditions in 2002. An improving economy should translate into higher equity prices over time. Due to superior growth prospects and attractive valuations, we believe growth stocks are particularly well positioned for strong relative performance as investors regain confidence in the nation's economy. The heaviest weighted sectors within the Fund remain health technology and electronic technology.
    Within the fixed-income portion, we continue to overweight asset-backed and high-quality corporate securities, while underweighting U.S. Treasury securities. Although the terrorist attacks have resulted in a short-term preference for U.S. Treasuries in this uncertain environment, we believe other sectors will outperform as investors shift away from "defensive" positions in low-yielding government securities once signs of economic stability emerge.
   We currently see strong total return potential across fixed-income and equity markets, and the Fund will continue to emphasize high quality securities in each asset class. We appreciate shareholders' continued interest in the Fund.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                  Net Asset Value  9/30/01:  $13.52 Per Share
                                   6/30/01:  $15.33 Per Share

                          Total Net Assets:  $21.0 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash and Other Net Assets   6.5%
                        Bonds                      44.7%
                        Equities                   48.8%

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                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LEHMAN
                      BALANCED         S&P         AGGREGATE
                        FUND        500 INDEX      BOND INDEX
                      --------      ---------     ----------

3 Month**             -11.12%        -14.68%          4.61%
6 Month**              -8.92          -9.68           5.20
1 Year                -25.95         -26.62          12.95
3 Years                 1.51           2.04           6.39
5 Years                 7.16          10.22           8.06
Inception               9.08          12.97           7.12
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LEHMAN
                      BALANCED         S&P         AGGREGATE
                        FUND        500 INDEX      BOND INDEX
                      --------      ---------     ----------

1 Year                -25.95%        -26.62%         12.95%
3 Years                 4.61           6.24          20.41
5 Years                41.30          62.70          47.31
Inception              96.16         157.41          70.47
  (12/31/93)


*AS OF 9/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/01 would have grown to $19,616 in the Fund, $17,047 in the Lehman Aggregate Bond Index or $25,741 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

        Stocks:  *  Vendee Mtg. Trust, Series 1997-1 2E, 7.50%, 3/15/24
                 *  GE Capital Mtg. Svcs., 1996-HE4 A7, 7.495%, 10/25/26
                 *  Conseco Finance 2001-A IA5, 7.06%, 3/15/32
                 *  PNC Mtg. Securities Corp. 1998-14 1A, 6.25%, 1/25/29
                 *  GNMA, 9.50%, 12/15/19

        Bonds:   *  General Electric Co.
                 *  Microsoft Corp.
                 *  Amgen, Inc.
                 *  Pfizer, Inc.
                 *  Tyco International, Ltd.
                          Total Number of Holdings: 145
                 Top Holdings represent 22.93% of the portfolio.

[PHOTO]  SIT LARGE CAP GROWTH FUND
         Quarter Ended September 30, 2001
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Peter L. Mitchelson, CFA * Roger J. Sit * Ronald D. Sit, CFA

   Performance of the Sit Large Cap Growth Fund mostly reflected the stock market decline during the third quarter of 2001. The Fund's three-month return was -22.4%, while the Russell 1000 Growth Index fell -19.4% during the quarter. The S&P 500 Index return was -14.7%.
   The third quarter of 2001 proved to be another challenging one for equity investors, as the September 11th terrorist attacks added more uncertainty to the nation's economic outlook. Prior to September 11th, there were signs that the economy was bottoming and that some improvement would take hold by year-end. However, we believe that recent developments may have set the recovery back by perhaps two quarters. While there are no certainties regarding the current military effort, our belief is that the high degree of monetary and fiscal stimulus is likely to pave the way for a return to stronger economic growth by the second half of 2002. An eventual rebound in the economy, coupled with low corporate earnings expectations and attractive valuations, have set the backdrop for an improving environment for equity investing. We believe the risk/ reward profile for growth stocks is particularly compelling today, as growth issues have corrected meaningfully in recent months relative to value stocks. The Fund continues to be positioned in the sectors offering the most dynamic growth opportunities for long-term investors, with a strong emphasis on the health technology and electronic technology sectors.
   The most significant sector weighting increases over the past three months included health technology, finance, and consumer non-durables. New purchases in these sectors included Anheuser Busch and Fifth Third Bancorp. The largest sector weighting decreases occurred in electronic technology and industrial services, due to relative price performance and sales of Juniper Networks and Schlumberger. As of September 30th, the Fund was 97% invested in equity securities.
   We strongly believe that the market correction has led to highly attractive valuations for growth stocks and, coupled with the prospects for an improving economic backdrop,we are optimistic about the Fund's short- and long-term prospects.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                  Net Asset Value 9/30/01:   $30.25 Per Share
                                  6/30/01:   $38.99 Per Share

                         Total Net Assets:   $86.8 Million

              Weighted Average Market Cap:  $100.3 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                             Health Technology  20.6
                         Electronic Technology  13.4
                                       Finance  11.9
                        Producer Manufacturing  10.1
                           Technology Services   9.4
                                  Retail Trade   9.0
                             Consumer Services   5.4
                         Consumer Non-Durables   4.9
                        Sectors 3.3% and Under  12.0
                     Cash and Other Net Assets   3.3

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                        RUSSELL
                     LARGE CAP        S&P           1000
                    GROWTH FUND    500 INDEX     GROWTH INDEX
                    -----------    ---------     ------------

3 Month**             -22.42%       -14.68%        -19.41%
6 Month**             -18.92         -9.68         -12.63
1 Year                -46.91        -26.62         -45.64
5 Years                 5.25         10.22           6.50
10 Year***              9.71         12.70          10.58
Inception***           12.46         15.25          13.82
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                        RUSSELL
                     LARGE CAP        S&P           1000
                    GROWTH FUND    500 INDEX     GROWTH INDEX
                    -----------    ---------     ------------

1 Year                -46.91%       -26.62%        -45.64%
5 Year                 29.15         62.70          37.02
10 Year***            152.56        230.50         173.47
Inception***          840.19       1402.03        1084.57
  (9/2/82)


*AS OF 9/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/01 would have grown to $94,019 in the Fund, or $150,203 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  General Electric Co.
                        *  Microsoft Corp.
                        *  Pfizer, Inc.
                        *  Amgen, Inc.
                        *  Target Corp.
                        *  Tyco International, Ltd.
                        *  American International Group, Inc.
                        *  UnitedHealth Group, Inc.
                        *  Medtronic, Inc.
                        *  AOL Time Warner, Inc.
                          Total Number of Holdings: 73
               Top 10 Holdings represent 35.09% of the portfolio.

[PHOTO]  SIT MID CAP GROWTH FUND
         Quarter Ended September 30, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Erik S. Anderson, CFA, Senior Portfolio Manager

   The Sit Mid Cap Growth Fund's three-month return was -30.8%, compared to -27.8% for the Russell Mid Cap Growth Index. The S&P Mid Cap Index posted a decline of -16.6% for the quarter.
   While the terrorist attacks have added uncertainty to the near-term environment, we believe there are many reasons to be optimistic over the intermediate and longer term. With respect to the current military effort, it should be noted that the historical experience has been that equity markets have typically performed satisfactorily in the twelve-month periods following similar "crisis" situations over the past sixty years. In terms of the economy, it appears that growth may slow further in the short-term, but we believe a case can be made for improving conditions in 2002. Interest rates are at very low levels, the Federal Reserve has provided ample liquidity to the banking system, and the Administration and Congress are working on a sizable stimulus package aimed at jump-starting economic growth. We believe that these factors, coupled with a successful U.S. response to the terrorist attacks, could lead to an improving environment for equity investing in the months ahead. Growth stocks have been hit particularly hard over the past few months, largely due to a sharp business contraction in the heavily weighted technology sector and, in general, investors' preference for more "defensive" issues as the economy has struggled to regain its footing. However, we believe that the eventual economic rebound will lead to a very attractive environment for growth stocks, including the technology sector.
   The most significant sector changes over the past three months included an increase in health technology, health services, and retail trade, while the weightings declined in the electronic technology, technology services, and industrial services sectors. The heaviest sector weightings are currently health technology, technology services, electronic technology and finance. As of September 30, 2001, the Fund was 93.6% invested in equity securities.
   We continue to believe that numerous positive secular trends support the long-term fundamentals for dynamic growth companies in the mid capitalization universe, and we remain optimistic about the Fund's outlook.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/01:     $8.56 Per Share
                                    6/30/01:    $12.37 Per Share

                           Total Net Assets:   $220.1 Million

                Weighted Average Market Cap:     $7.8 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                Health Technology   20.7
                              Technology Services   12.7
                            Electronic Technology   12.4
                                          Finance   10.9
                                  Health Services    9.3
                                     Retail Trade    7.5
                           Sectors 3.9% and Under   20.1
                        Cash and Other Net Assets    6.4

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT           S&P          RUSSELL
                    MID CAP       MID CAP        MID CAP
                  GROWTH FUND    400 INDEX     GROWTH INDEX
                  -----------    ---------     ------------

3 Month**           -30.80%       -16.57%        -27.80%
6 Month**           -26.08         -5.59         -16.11
1 Year              -58.88        -19.00         -51.77
5 Year                2.22         13.67           4.51
10 Year               8.24         14.45           9.73
Inception            14.60         16.84           --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                      SIT           S&P          RUSSELL
                    MID CAP       MID CAP        MID CAP
                  GROWTH FUND    400 INDEX     GROWTH INDEX
                  -----------    ---------     ------------

1 Year              -58.88%       -19.00%        -51.77%
5 Year               11.59         89.78          24.69
10 Year             120.69        285.57         152.98
Inception          1249.52       1852.96           --
  (9/2/82)


*AS OF 9/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/01 would have grown to $134,952 in the Fund, or $195,296 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  Elan Corp., A.D.R.
                        *  Tenet Healthcare Corp.
                        *  Genzyme Corp.
                        *  TCF Financial Corp.
                        *  Allergan, Inc.
                        *  Biogen, Inc.
                        *  IDEC Pharmaceuticals Corp.
                        *  Kohl's Corp.
                        *  Electronic Arts, Inc.
                        *  Wellpoint Health Networks, Inc.
                          Total Number of Holdings: 78
               Top 10 Holdings represent 31.02% of the portfolio.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND REVIEW
         Quarter Ended September 30, 2001
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Eugene C. Sit, CFA * Roger J. Sit

   The Sit International Growth Fund returned -19.6% for the quarter ended September 30, 2001, compared with declines of -14.0% for the MSCI EAFE Index (the "Index") and -15.1% for the Lipper International Fund Index. The Fund's exposure to the software & services and technology hardware & equipment industries was the primary cause of underperformance, though this was partially offset by positive contributions from the Fund's holdings in the household and personal products industry.
   The September 11th terrorist attacks in the United States caused international equity markets, which were already declining due to weakening macroeconomic fundamentals and downward earnings revisions, to drop steeply before beginning to recover in the last week of September. A global recession now seems much more likely, but we believe that coordinated international monetary easing and fiscal stimulus will effectively stabilize the global economy in the coming months.
   Our weighting in Europe on September 30th was 64.6%, versus 70.9% for the Index. We are looking to further increase this exposure, as we believe that this region, with its large-capitalization, well-established companies with geographically-diversified earnings streams, is attractive given current global uncertainties. In order to decrease the Fund's vulnerability to negative economic shocks, during the quarter we added holdings in International Power, Securitas, and Glaxo Smithkline, all of which enjoy defensive revenue streams. In addition, we have lowered our exposure to European telecommunications service providers.
   We have lowered our weighting in Japan in response to the deteriorating economic environment there. The increased probability of a global recession in the aftermath of the September 11th attacks has the potential to render Prime Minister Koizumi's ambitious reform plans unworkable at this time. Meanwhile, dramatic workforce downsizing and declining corporate earnings have exacerbated negative investor sentiment. The Fund had a 14.3% weighting in Japan at the end of the quarter, versus 23.1% for the Index.
   In Asia ex-Japan, the Fund had a weighting of 7.0% on September 30th, compared with 6.0% for the Index. We continue to favor the North Asian markets.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                     Net Asset Value 9/30/01:   $11.74 Per Share
                                     6/30/01:   $14.61 Per Share

                            Total Net Assets:   $86.4 Million

                 Weighted Average Market Cap:   $59.8 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                        SIT INT'L      Morgan Stanley
                                        GROWTH FUND    EAFE Index
                                        -----------    ----------
                France, Germany, UK         38.3           42.3
                       Europe Other         26.3           28.6
                              Japan         14.3           23.1
                      Pacific Basin          7.0            6.0
                 Africa/Middle East          1.5            0.0
                      Latin America          1.3            0.0
                      North America          0.9            0.0
          Cash and Other Net Assets         10.4            0.0

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT         MORGAN STANLEY    LIPPER
                    INTERNATIONAL    CAPITAL INT'L     INT'L
                     GROWTH FUND      EAFE INDEX       INDEX
                     -----------      ----------      -------

3 Month**              -19.64%         -14.00%       -15.05%
6 Month**              -22.46          -14.90        -14.45
1 Year                 -44.85          -28.53        -28.60
3 Year                  -5.97           -1.16          0.33
5 Year                  -2.02           -0.14          2.14
Inception                4.88            3.82          6.14
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                        SIT         MORGAN STANLEY    LIPPER
                    INTERNATIONAL    CAPITAL INT'L     INT'L
                     GROWTH FUND      EAFE INDEX       INDEX
                     -----------      ----------      -------

1 Year                 -44.85%         -28.53%       -28.60%
3 Year                 -16.85           -3.44          1.00
5 Year                  -9.69           -0.71         11.14
Inception               60.40           45.00         80.61
  (11/1/91)


*AS OF 9/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91)would have grown to $16,040 in the Fund, or $14,500 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Elan Corp., p.l.c., A.D.R.
                         *  Glaxosmithkline, A.D.R.
                         *  Takeda Chemical Industries
                         *  BP p.l.c., A.D.R.
                         *  Vodafone Group, p.l.c.
                         *  UBS AG
                         *  AXA
                         *  Nokia Corp., A.D.R.
                         *  Telefonica, S.A.
                         *  ING Groep N.V.
                          Total Number of Holdings: 75
               Top 10 Holdings represent 29.61% of the portfolio.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         Quarter Ended September 30, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The third quarter of 2001 proved to be a difficult period for small capitalization growth stocks, including those held in the Sit Small Cap Growth Fund. The Fund returned -25.7% over the last three months, compared to the three-month return of -28.1% for the Russell 2000 Growth Index. The Russell 2000 Index fell -20.8% for the period, while the NASDAQ OTC Composite dropped -30.6%.
   After an extended period of outperformance vis-a-vis larger cap issues, small capitalization growth stocks lagged during the quarter as investors favored large, liquid, "defensive" issues based on economic trends and in the aftermath of the terrorist attacks. Although the attacks will have a negative short-term impact on the U.S. economy, we believe the aggressive fiscal and monetary stimuli that have already been enacted will limit this to a relatively brief economic downturn, with significant improvements in consumer confidence and business conditions in 2002. While the news on corporate earnings will not be very encouraging in the near term, it is important to note that stocks often perform quite well even when earnings decline, simply because the market tends to be anticipatory in nature. We expect small capitalization stocks to perform particularly well as economic conditions improve, largely due to compelling valuations and superior earnings growth potential relative to larger stocks.
   The most significant sector weighting increases over the past three months include finance, health services, and retail trade through strong relative price performance and the purchases of Advance PCS, O'Reilly Automotive, Chicos, and Ultimate Electronics. Sector weighting decreases occurred in electronic technology and technology services, as positions were sold in Plexus, and Agere Systems. As of September 30th, the Fund was 94% invested in equities.
   We believe the market correction has resulted in numerous attractive long-term investment opportunities in small capitalization companies. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/01:    $21.54 Per Share
                                    6/30/01:    $28.99 Per Share

                           Total Net Assets:   $170.0 Million

                Weighted Average Market Cap:     $2.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                        Finance  17.6
                              Health Technology  16.2
                          Electronic Technology  10.2
                                Health Services   9.4
                            Technology Services   8.7
                             Process Industries   7.4
                              Consumer Services   4.1
                         Sectors 3.1% and Under  20.1
                      Cash and Other Net Assets   6.3

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                        RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------

3 Month**            -25.70%        -20.79%        -28.09%
6 Month**            -19.48          -9.47         -15.16
1 Year               -50.80         -21.21         -42.60
3 Year                16.21           5.00          -0.43
5 Year                 7.74           4.54          -1.75
Inception             15.86           8.91           5.20
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                       SIT                        RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------

1 Year               -50.80%        -21.21%        -42.60%
3 Year                56.94          15.76          -1.28
5 Year                45.16          24.86          -8.46
Inception            190.91          85.79          44.44
  (7/1/94)


*AS OF 9/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94 )would have grown to to $29,091 in the Fund, or $18,579 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  Millipore Corp.
                        *  Arthur J. Gallagher & Co.
                        *  BISYS Group, Inc.
                        *  New York Community Bancorp, Inc.
                        *  Biosite, Inc.
                        *  Ambac Financial Group, Inc.
                        *  Universal Health Services, Inc.
                        *  Stericycle, Inc.
                        *  Mercury General Corp.
                        *  PerkinElmer, Inc.
                          Total Number of Holdings: 84
               Top 10 Holdings represent 29.99% of the portfolio.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         Quarter Ended September 30, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Science and Technology Growth Fund returned -35.6% over the last three months, compared to the -14.7% return for the S&P 500 Index, and a -28.7% return for the Pacific Stock Exchange (PSE) Technology 100 Index.
   Global economic conditions, exacerbated by the terrorist attacks on September 11th, continue to take their toll on the technology sector. While there appeared to be some encouraging signs of a "bottom" in many key technology segments prior to September 11th, it now appears that a recovery may be delayed until sometime in 2002. However, there are numerous reasons to be optimistic about future prospects for the science and technology industries, despite the cloudy near-term outlook. First, both economic and fiscal policies have been highly stimulative, increasing the likelihood of a stronger economy in 2002. This should lead to greater business and consumer confidence, which, in turn, should result in more capital investment. Second, since inventories have been gradually worked down over the past several quarters, sales could ramp-up meaningfully as demand resumes. Third, we believe that both valuations and earnings expectations already reflect the current depressed business conditions in technology. Therefore, price-to-earnings multiples and valuations should begin to expand as fundamentals improve. And finally, we believe strongly that the long-term thesis for investing in the science and technology sector has not changed. Rapid innovation is still occurring in many sectors within our economy, and investors with long-term horizons will be rewarded once "normal" earnings growth returns to the technology sector.
   Over the past three months, the most significant sector weighting increase occurred in health technology. New positions in the sector included Resmed and Invitrogen. The electronic technology and technology services sectors had declining weights during the quarter due to relative price changes and sales of Comverse Technology, Juniper Networks, Oracle, Micromuse, I2 Technologies, and Tibco Software. As of September 30th, the Fund was 87% invested in equity securities.
   We believe that the Fund is well positioned to grow alongside some of the most dynamic growth companies in the world, and we continue to be encouraged about the long-term prospects for companies held in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

                   Net Asset Value  9/30/01:    $9.81 Per Share
                                    6/30/01:   $15.23 Per Share

                           Total Net Assets:   $20.1 Million

                Weighted Average Market Cap:   $60.5 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                Health Technology  38.6
                            Electronic Technology  22.9
                              Technology Services  13.6
                           Sectors 3.8% and Under  11.5
                        Cash and Other Net Assets  13.4

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY             S&P
                          GROWTH FUND         500 INDEX
                          -----------         ---------

3 Month**                   -35.59%            -14.68%
6 Month**                   -28.18              -9.68
1 Year                      -70.93             -26.62
3 Years                      -2.85               2.04
Inception                     0.30               3.22
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY             S&P
                          GROWTH FUND         500 INDEX
                          -----------         ---------

1 Year                    -70.93%            -26.62%
3 Years                    -8.31               6.24
Inception                   1.14              12.62
  (12/31/97)


*AS OF 9/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 9/30/01 would have grown to $10,114 in the Fund and $11,262 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                           *  Amgen, Inc.
                           *  Microsoft Corp.
                           *  Pfizer, Inc.
                           *  Eli Lilly and Co.
                           *  IDEC Pharmaceuticals Corp.
                           *  Protein Design Labs
                           *  AOL Time Warner, Inc.
                           *  Intel Corp.
                           *  Tenet Healthcare Corp.
                           *  Elan Corp., A.D.R.
                          Total Number of Holdings: 53
               Top 10 Holdings represent 37.78% of the portfolio.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         Quarter Ended September 30, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Developing Markets Growth Fund returned -21.8% for the quarter ended September 30, 2001, compared with declines of -22.1% for the MSCI Emerging Markets Free Index and -20.8% for the Lipper Emerging Markets Index. During the past three months, the Fund's exposure to the software and services industry negatively affected performance. This was offset somewhat by a positive contribution from the Fund's holdings in the telecommunications services industry.
   The Fund had a 48.3% weighting in Asia as of September 30th versus 47.3% for the MSCI Emerging Markets Free Index. The recent approval of China's entry into the World Trade Organization by the WTO's special working party, a relatively small dependence on exports, and an improving domestic economy make this market attractive relative to the rest of the region, and we maintain a positive view toward the Greater China markets. However, growing political instability in Indonesia, Malaysia, and the Philippines following the September 11th terrorist attacks casts further doubt on the economic prospects for Southeast Asia.
   The Fund's weighting in Latin America was 21.1% as of September 30th, versus 28.8% for the MSCI Index. We have become more cautious in our investment outlook for the region since September 11th. A recession in the United States appears to be a certainty, and this could have an adverse impact on Latin American exports, consumer demand, and economic growth. Our largest exposure is in Mexico, where we believe companies are best equipped to weather any additional macroeconomic weakness in the region.
   Our weighting in Emerging Europe, the Middle East, and Africa was 11.2% on September 30th, versus 23.9% for the MSCI Index. During the quarter, we increased our position in South African Breweries, a consumer beverages company with a defensive revenue stream.
   We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/01:    $7.17 Per Share
                                    6/30/01:    $9.17 Per Share

                           Total Net Assets:   $10.3 Million

                Weighted Average Market Cap:   $39.7 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                  SIT Developing        MSCI Emerging
                                  Markets Growth Fund   Markets Free Index
                                  -------------------   ------------------

                            Asia         48.3                  47.3
                   Latin America         21.1                  28.8
              Africa/Middle East          7.4                  16.6
                          Europe          3.8                   7.3
                   North America          1.2                   0.0
       Cash and Other Net Assets         18.2                   0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT          MSCI        LIPPER
                     DEVELOPING    EMERGING     EMERGING
                      MARKETS       MARKETS     MARKETS
                     GROWTH FUND   FREE INDEX    INDEX
                     -----------   ----------   --------

3 Month**              -21.81%      -22.14%     -20.77%
6 Month**              -21.98       -19.72      -15.78
1 Year                 -39.44       -34.88      -31.61
3 Year                   1.00        -0.46        1.89
5 Year                  -8.20       -12.16       -9.53
Inception               -4.39        -8.50       -5.91
  (7/1/94)

                           CUMULATIVE TOTAL RETURNS*

                        SIT          MSCI        LIPPER
                     DEVELOPING    EMERGING     EMERGING
                      MARKETS       MARKETS     MARKETS
                     GROWTH FUND   FREE INDEX    INDEX
                     -----------   ----------   --------

1 Year                 -39.44%      -34.88%     -31.61%
3 Year                   3.02        -1.36        5.77
5 Year                 -34.80       -47.69      -39.39
Inception              -27.77       -47.54      -35.74
  (7/1/94)


*AS OF 9/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/01 would have grown to $7,223 in the Fund, or $5,246 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  Wal-Mart de Mexico
                        *  Telefonos de Mexico, A.D.R.
                        *  Advanced Info Services
                        *  Hon Hai Precision Industry
                        *  Taiwan Semiconductor
                        *  Telefonica, A.D.R.
                        *  Korea Electric Power, A.D.R.
                        *  India Fund
                        *  Henderson China Holdings, Ltd.
                        *  HSBC Holdings, p.l.c.
                          Total Number of Holdings: 57
               Top 10 Holdings represent 30.20% of the portfolio.

QUARTERLY REPORT STOCK FUNDS

Quarter Ended September 30, 2001


INVESTMENT ADVISOR

Sit Investment Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISER

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580



                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS